EXHIBIT 10.4


                               FIRST AMENDMENT TO THE
                                AMENDED AND RESTATED
                           EXECUTIVE EMPLOYMENT AGREEMENT
                           ------------------------------

     This First Amendment (the "Amendment") is made and entered into as of the 5th day of August, 1996 and amends that certain Amended and Restated Executive Employment Agreement made and entered into as of February 1, 1996 (the "Agreement") by and among Berg Electronics Corp. ("Berg"); Berg Electronics Group, Inc.; Harbor Electronics, Inc.; Berg Employment Company; Specialty Connector Company; Socket Express, Inc.; Berg Technology, Inc.; Berg Holdings U.S., Inc.; Berg Electronics Korea Ltd.; Berg Electronics B.V.; Berg Electronics Manufacturing B.V.; Berg Electronics Distributor B.V.; Berg Connector Systems S.L.; Berg Connector Systems GmbH; Bergtronics, O.y.; Berg Electronics, s.r.l.; Berg Electronics Canada, Inc.; Berg Electronics Hong Kong Limited; Berg Electronics Singapore PTE Ltd.; Berg Electronics S.A. (France); CBOS Electronics, A.B.; Berg Electronics, S.A. (Switzerland); Connector Systems Limited; TVS Berg Ltd.; Berg Electronics Taiwan Ltd.; Berg Electronics Japan K.K.; Berg Electronics Engineering, K.K.; Berg Electronics China Ltd.; Berg Electronics Nantong, Ltd.; Connector Systems (U.S.) Inc.; and Connector Systems Technology, N.V. (all, including Berg, collectively called "Employer"), and Larry S. Bacon ("Employee").

                           W I T N E S S E T H :

     WHEREAS, Employer and Employee previously entered into the Agreement dated as of February 1, 1996; and

     WHEREAS, Employer and Employee desire to amend the terms of the Agreement as set forth herein.

     NOW, THEREFORE, Employee and Employer, in consideration of the agreements, covenants and conditions herein, hereby agree that the Agreement is hereby amended as follows:

     I. Section 2(b) entitled Bonus is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

     b) Bonus. During the Employment Period, Employee shall be eligible to receive an annual bonus (payable by the Employer) based upon Berg achieving certain earnings per share objectives based on Berg's consolidated fiscal year results. This bonus shall be payable in cash incentive awards (and restrictive stock if certain levels are achieved) to Employee to the extent that actual consolidated earnings per share results meet or exceed certain target performance levels which shall be established by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors in accordance with the Compensation Policy adopted by the Committee as of the 5th day of August, 1996, and as amended from time to time. To the extent that Berg attains or exceeds a targeted performance level, Employee is entitled to receive a cash incentive award (and an award of restrictive stock for achieving results at or above an exceptional level of earnings per share performance). Such bonuses are based upon the performance level as established from time to time by the Committee. However, in addition, an exceptional earnings per share performance may produce an exceptional short term incentive pay out at the option of the Committee.

     Other than the above deletion and replacement, the Agreement shall remain in full force and effect and unamended.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first above written.

EMPLOYER:                                  EMPLOYEE:

BERG ELECTRONICS CORP.


By:  /s/ DAVID M. SINDELAR		       By:    /s/ LARRY S. BACON
    ----------------------------------          -------------------------------
    David M. Sindelar, Vice President           Larry S. Bacon

BERG ELECTRONICS GROUP, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

HARBOR ELECTRONICS, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG EMPLOYMENT COMPANY


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

SPECIALTY CONNECTOR COMPANY


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

SOCKET EXPRESS, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG TECHNOLOGY, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG HOLDINGS U.S., INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS KOREA LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS MANUFACTURING B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS DISTRIBUTOR B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG CONNECTOR SYSTEMS S.L.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG CONNECTOR SYSTEMS GMBH


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERGTRONICS O.Y.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS S.R.L.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS CANADA, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS HONG KONG LIMITED


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS SINGAPORE PTE LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS S.A. (France)


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CBOS ELECTRONICS, A.B.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS, S.A. (Switzerland)


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS LIMITED


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

TVS BERG LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS TAIWAN LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS JAPAN K.K.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS ENGINEERING, K.K.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS CHINA LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS NANTONG, LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS (U.S.), INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS TECHNOLOGY, N.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President